UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAST THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2015: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.   MAST THERAPEUTICS, INC. This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 11, 2015  The stockholder(s) hereby appoint(s) Brian M. Culley and Brandi L. Roberts, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card and in their discretion upon any other matter than may properly come before the meeting and any adjournment or postponement thereof, all shares of common stock of MAST THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PDT on June 11, 2015, at the Company's offices located at 3611 Valley Centre Drive, Suite 500, San Diego, California 92130, and any adjournment or postponement thereof. By signing this proxy, the stockholder(s) revoke any prior proxy given for use at the Annual Meeting.  This proxy, when properly executed, will be voted as specified by the stockholder(s) on the reverse side. If no choice is specified, this proxy will be voted "FOR" each of the director nominees listed on the reverse side and"FOR" Proposals 2 and 3.  Address Changes/Comments:  (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)  Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2015.   MAST THERAPEUTICS, INC.   Meeting Information   Meeting Type: Annual Meeting   For holders as of: April 17, 2015 Date: June 11, 2015 Time: 9:00 AM PDT Location:  3611 Valley Centre Drive  Suite 500 San Diego, CA 92130   MAST THERAPEUTICS, INC. ATTN: CORPORATE SECRETARY 3611 VALLEY CENTRE DRIVE, SUITE 500  SAN DIEGO, CA 92130   You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.   M90784-TBD

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M90785-TBD

Voting Items The Board of Directors recommends you vote FOR the following: 1. To elect five directors to hold office until the next annual meeting of stockholders and until their respective successors are elected or until their earlier resignation or removal. Nominees: 1a. Brian M. Culley  1b. Howard C. Dittrich  1c. Jack Lief  1d. David A. Ramsay  1e. Lewis J. Shuster The Board of Directors recommends you vote FOR proposals 2 and 3: 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. To approve the Mast Therapeutics, Inc. 2015 Omnibus Incentive plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M90786-TBD

M90787-TBD